REGIONS®

FORWARD-LOOKING STATEMENT

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

REGIONS

REGIONS FINANCIAL CORPORATION
Regions/Union Planters Merger Complete July 1, 2004

- $85 billion* in assets
- Approximately $15 billion in market capitalization
- $4.7 billion*, annualized in revenues from diversified sources
- 5 million customers
- Strong banking franchise in South, Midwest and Texas
- 150 brokerage offices in 15 states
- One of the nation's Top 20 mortgage companies
- Insurance relationships throughout U.S.

*Based on 6/30/04 pro forma financial information

REGIONS

BALANCED AND DIVERSIFIED BUSINESS MIX

45% of Total Revenues from Fee Income


Combined Revenue Composition*
Mortgage Banking
13%
Banking
67%
Brokerage & Trust
16%
Insurance
2%
Other
2%

* YTD June 30, 2004; excludes securities gains(losses), mortgage servicing rights recapture, and non-recurring charges

REGIONS

GREATER GROWTH POTENTIAL

- Increased market share in faster growth states and MSA's with improved combined product set and sales program
- More effectively leverage retail and commercial banking relationships throughout expanded branch network
- Significant opportunities to leverage Morgan Keegan across the Union Planters franchise
- More balanced and efficient mortgage operation for enhanced profitability and consistency

REGIONS

A NEW REGIONAL FORCE IN BANKING AND FINANCIAL SERVICES

Distribution Strength

- 5mm Customers
- 1,400 Branches
- 1,700 ATMs
- 1,225 Financial Advisors
- 450K Online Customers



IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
MS
GA
AL
TX
LA
FL
Regions
Union Planters
Morgan Keegan
Rebsamen

REGIONS

LEADING FRANCHISE IN THE MID-SOUTH

Approximately 60 percent of franchise is located in the Mid-South market, where Regions will have the second largest deposit market share.[1]

Rank	Company	Deposits ($mm)	Deposit Market Share (%)
1.	Wachovia/SouthTrust[2]	$36,206	9.2%
2.	Regions	35,581	9.0
3.	SunTrust/National Commerce[2]	30,620	7.8
4.	Bank of America	23,613	6.0
5.	AmSouth	21,799	5.5
6.	First Horizon	15,390	3.9
7.	Synovus	12,157	3.1
8.	Hibernia	11,502	2.9
9.	JPMorgan Chase	9,076	2.3
10.	BancorpSouth	8,234	2.1

Source: SNL Financial

Note:

1 Includes Alabama, Arkansas, Georgia, Louisiana, Mississippi and Tennessee

2 Reflects pro forma deposits for pending announced transactions

Data as of 6/30/03

REGIONS

TOP TEN PRO FORMA MARKETS
Increasing Share in Faster Growth Markets

State	Branches (No.)	Deposits ($mm)[1]	Mkt Share (%)	Rank (No.)	Cumulative % of Franchise
Alabama	197	10,310	17.1	1	19.0
Tennessee	222	8,495	9.8	3	34.7
Florida	144	6,907	2.6	6	47.5
Georgia	137	5,783	4.6	5	58.2
Arkansas	118	4,500	11.0	1	66.5
Louisiana	110	4,037	7.7	4	74.0
Illinois	75	2,665	1.0	17	78.9
Missouri	78	2,615	2.9	6	83.7
Mississippi	112	2,465	7.5	4	88.3
Texas	58	2,192	0.7	16	92.3

MSA	Branches (No.)	Deposits ($mm)[1]	Mkt Share (%)	Rank (No.)	Cumulative % of Franchise
Memphis	58	4,153	17.3	2	7.7
Miami	47	3,455	6.2	7	14.1
St. Louis	77	3,281	6.7	4	20.2
Atlanta	54	2,531	3.4	6	24.9
Mobile	40	2,459	36.9	1	29.4
Birmingham	37	2,051	11.0	4	33.2
Little Rock	31	1,797	20.9	1	36.5
Nashville	44	1,565	7.7	4	39.4
Montgomery	23	1,492	33.6	1	42.2
New Orleans	32	1,357	7.4	4	44.7

Regions | Union Planters | Regions / Union Planters

REGIONS

1 As of 12/31/03

SUPERIOR PRODUCT SET AND CHANNELS

	Regions	Ala.- Based Banks	National Banks	Wire Houses	Community Banks
Over 1,400 Locations	Green	Red	Green	Red	Red
Thick Client Internet	Green	Yellow	Green	Green	Yellow
Full Service Brokerage Co.	Green	Red	Green	Green	Red
Asset Mgt. Account	Green	Yellow	Green	Green	Yellow
DDA with Free BillPay	Green	Yellow	Green	Red	Yellow
Full Service Call Center	Green	Green	Green	Green	Yellow
Over 1,700 ATMs	Green	Red	Green	Red	Red
Full Suite of Consumer Lending Products	Green	Yellow	Green	Red	Yellow
Insurance Agency	Green	Yellow	Green	Green	Yellow
High Degree of Local Autonomy	Green	Yellow	Red	Red	Green

REGIONS

LARGEST BRANCH NETWORK IN SIX-STATE MID-SOUTH REGION[1]

- One of 10 largest branch networks in the United States



Branch Presence in Mid-South
900
800
700
600
500
400
300
200
100
0
Regions
SunTrust/ Nat'l Commerce[2]
Wachovia/ SouthTrust[2]
Bank of America
AmSouth
Bancorp South
Synovus

Source: SNL Financial

[1]MidSouth states include Alabama, Arkansas, Georgia, Louisiana, Mississippi and Tennessee

[2]Reflects pro forma branches for pending announced transactions

RETAIL BANKING
Focus on New Relationships

- All 1,400 branches will utilize Chart the Course sales platform starting January 1, 2005
- Common retail incentives in place as of January 1, 2005
- Legacy Regions' Chairman's Club program adopted for new company
  - Focuses on deposit, loan, fee income and services per household growth
- Emphasis on behaviors and accountability
  - Measurements include outbound contacts, completed profiles, and teller referrals
- 2-day Leadership in Financial Services training session for 700 legacy Union Planters' branch managers and sales executives in November
  - Sales skills including introduction of Chart the Course, Chairman's Club and new products
  - Introduction of sales campaigns, new incentives, 2005 book of business, etc.
- 2005 Sales Campaigns are focused on new relationships, profitability and customer retention
  - Deposit Acquisition Campaign
  - Consumer Loan Campaign
  - MainSail Household Campaign (MainSail customers are Regions' most profitable customers)

REGIONS

COMMERCIAL BANKING

Set to Deliver More Products and Better Customer Solutions to Larger Footprint

- Expanded treasury management products enhance ability to acquire and retain relationships producing recurring income
- Expanded treasury management full service commercial leasing capability provides means to handle customers' leasing activity and to grow C&I loan portfolio
- New dedicated resources in Public Finance and Credit Enhancement areas allow us to capture more for Morgan Keegan's successful Public Finance business
- Broader Capital Markets capabilities available to entire franchise increasing non-interest revenue.
  - Corporate finance and M&A advisory through Morgan Keegan
  - Interest rate derivatives and foreign exchange
  - Permanent loan placements for real estate finance
  - Loan syndication to retain growing customers and diversify portfolio
- Larger footprint and branch network make Regions more attractive and accessible to large multi-location companies resulting in incremental:
  - Deposit and fee opportunities
  - Selective credit relationships

REGIONS

MORGAN KEEGAN SET TO LEVERAGE UNION PLANTERS' PRESENCE

Distribution Strength

- 5mm Customers
- 1,400 Branches
- 1,700 ATMs
- 1,225 Financial Advisors
- 450K Online Customers



IA
IL
IN
MO
KY
VA
NC
TN
AR
SC
MS
GA
AL
TX
LA
FL
Regions
Union Planters
Morgan Keegan
Rebsamen

REGIONS

UNION PLANTERS ADDS TO MORGAN KEEGAN'S PRESENCE



100%
80%
60%
40%
20%
0%
75
900
1,400
500
25K
275K
$2B
$41.5B
$10B
$23.4B
8
12
700
700
Series 7 FA's
FSA's
Customer Accounts
Customer Assets
Trust Assets
Leader Funds
Bank Branches
Morgan Keegan
Union Planters

REGIONS

PROVEN ABILITY TO LEVERAGE ENHANCED RETAIL FOOTPRINT


Retail Brokerage Revenue
Per Financial Advisor
($ in Thousands)
23% Morgan Keegan CAGR
$239
$183
$320
$155
$362
$161
2001
2002
2003


Average Brokerage Assets
Per Financial Advisor
($ in Millions)
17% Morgan Keegan CAGR
$43
$15
$44
$15
$59
$13
2001
2002
2003
Morgan Keegan
Union Planters

MORGAN KEEGAN
Adapting to Market Conditions with Diversified Business Mix



FYE 7/31/98
5%
20%
14%
23%
38%
YTD 6/30/03
26%
8%
18%
7%
41%
YTD 6/30/04
8%
31%
22%
10%
29%
Dividends, Interest and Other
Private Client
Fixed Income Capital Markets
Equity Capital Markets
Investment Advisory and Trust

REGIONS

Morgan Keegan

Product		Market
Protect and Preserve Wealth	Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death	Ultra High Net Worth > $10M
Create and Grow Wealth		Affluent $1-10M
RMK Fund Family		Middle Market $250m-1M
FSA		Mass Market < $250m

REGIONS

Banking

Products	Segment
Estate Planning	Ultra High Net Worth > $10M
Lending For Commercial Expansion	Affluent $1-10M
Lending for Small Business; Lending for Education; Savings Plans for Retirement	Middle Market $250m-1M
Provide Basic Banking; Lending for Home and Auto; Savings Plans to Supplement Income	Mass Market < $250m

REGIONS

Protect and Preserve Wealth

Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death

Create and Grow Wealth

RMK Fund Family

FSA

Estate Planning

Lending For Commercial Expansion

Lending for Small Business

Lending for Education

Savings Plans for Retirement

Provide Basic Banking

Lending for Home and Auto

Savings Plans to Supplement Income

Ultra High Net Worth
> $10M

Affluent
$1-10M

Middle Market
$250m-1M

Mass Market
< $250m

REGIONS

Protect and Preserve Wealth	Plan Distribution of Wealth in Most Tax Advantaged Way During Life and Death			Estate Planning	Ultra High Net Worth > $10M
Create and Grow Wealth			Lending For Commercial Expansion		Affluent $1-10M
RMK Fund Family		Lending for Small Business	Lending for Education	Savings Plans for Retirement	Middle Market $250m-1M
FSA	Provide Basic Banking	Lending for Home and Auto	Savings Plans to Supplement Income		Mass Market < $250m

REGIONS

Financial Planning	Asset Manage-ment	Estate Planning	LOCs	Ultra High Net Worth > $10M
Investor IRAs	Equities	401ks	Jumbo Mortgages	Affluent $1-10M
529 Plans	RMK Funds	Small Business	Equity LOCs	Middle Market $250m-1M
Annuities	DDAs	Credit & Debit Cards	Consumer Loans	Mass Market < $250m

REGIONS

REGIONS FINANCIAL CORPORATION MORTGAGE OPERATIONS

- Regions Mortgage
  - Primarily conforming loans
  - $44 billion in servicing portfolio at 6/30/04
  - $3.6 billion in production in 2Q04
- EquiFirst
  - Non-conforming loans
  - Sold on a whole loan basis at a premium, servicing released
  - $1.5 billion in production in 2Q04

REGIONS

MORE BALANCED AND EFFICIENT MORTGAGE OPERATION FOR ENCHANCED PROFITABILITY AND CONSISTENCY

- Sale of $5 billion of non-footprint mortgage servicing rights
- Sale of non-footprint retail mortgage production offices
- Actions will result in more balanced mix of origination and servicing
- Better leverage of bank platform for origination and cross-sell in Regions branches.
- Compliance and underwriting managed through the mortgage company with dotted reporting lines to banks resulting in continued high levels of underwriting standards and regulatory compliance
- Consolidation of operation centers
- Consolidation of servicing platforms – closing of Montgomery servicing center in 2004

REGIONS

KEY MERGER MILESTONES FOR NEXT SIX MONTHS

- Development of combined banking product set
- Training of all bank associates on common sales and service platform
- Branch closing decisions
- Consolidation of mortgage servicing platform
- Launch of Customer One, early branding initiative
- Deliver on cost save estimates
- Preparation for second quarter 2005 branch system conversions

REGIONS

CREATING SIGNIFICANT SHAREHOLDER VALUE

- Pro forma cash accretion of over 5% for both companies by 2005
- Projected annual cost savings of $200 million per year by 2007
- Disciplined management based on capital allocation
- Leading franchise in six state Mid-South region with strong distribution and product capabilities
- Morgan Keegan will leverage the combined footprint with new offices and brokers
- Mortgage optimized for more efficient, effective operation
- Currently trading at a discount to peer group
- Dividend yield of approximately 4%
- Authorization to repurchase 20 million shares
- Successful execution is our top priority

REGIONS

REGIONS®